Exhibit 10.60

                             OPERATING AGREEMENT FOR
                      PREMIERE CREDIT OF NORTH AMERICA, LLC
                      AN INDIANA LIMITED LIABILITY COMPANY

                                Table of Contents

EXPLANATORY STATEMENT

DEFINITIONS

         A.       "Agreement"
         B.       "Bankruptcy"
         C.       "Company"
         D.       "Dissolution"
         E.       "Expulsion"
         F.       "Member"
         G.       "Membership Interest"
         H.       "Membership Rights"
         I.       "Persons"
         J.       "Resignation"
         K.       "Retirement"

Section 1. Articles of Organization

Section 2. Term of This Agreement

Section 3. Contributions

         3.1      Original Contributions
         3.2      Capital Accounts
         3.3      Liability for Contributions
         3.4      Compromise of a Member's Liability
         3.5      Additional Contributions

Section 4. Profit and Loss

         4.1      Allocation of Profits and Losses
         4.2      Allocation of Taxable Items
         4.3      Special Allocations of Income
         4.4      Other Allocation Rules

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                                                                   Exhibit 10.60


Section 5. Distributions of Cash

Section 6. Distributions upon Resignation

Section 7. Distributions in Kind

Section 8. Management of the Company

         8.1      Management by David A. Hoeft, Todd J. Wolfe and the Managers
         8.2      Replacement of Manager
         8.3      Rights Upon Additional Ownership
         8.4      Duties of Managers
         8.5      Certain Powers of Managers
         8.6      Number of Managers
         8.7      Regular Meetings
         8.8      Special Meetings
         8.9      Notice
         8.10     Quorum
         8.11     Manner of Acting
         8.12     Informal Action by Managers
         8.13     Participation by Electronic Means
                  8.14     Resignation
         8.15     Removal
         8.16     Committees
         8.17     Compensation
         8.18     Presumption of Assent
         8.19     Transactions with Company and Otherwise

Section 9.  Voting Trust

Section 10. Members

         10.1     l Members
         10.2     Admission of New Members
         10.3     Annual Meeting
         10.4     Special Meetings
         10.5     Place of Meetings
         10.6     Notice of Meetings

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                                                                   Exhibit 10.60

         10.7     Meeting of all Members
         10.8     Quorum
         10.9     Manner of Acting
         10.10    Proxies
         10.11    Voting by Certain Members
         10.12    Action by Members Without a Meeting
         10.13    Voting by Ballot
         10.14    Waiver of Notice

Section 11. Banking

Section 12. Books; Fiscal Year; Audits

Section 13. Membership Interest and Membership Rights
              of a Deceased, Incompetent, or Dissolved Member

Section 14. Transfer of Membership Interest and Membership Rights

         14.1     Call Option
         14.2     Put Option
         14.3     Process for Exercise of Call and Put
         14.4     Offer to Purchase ("Cherry Pie")
         14.5     Rights of Refusal

Section 15. Expulsion of a Member

         15.1     Right of Members to Expel
         15.2     Voting Requirements for Expulsion of Members
         15.3     Consequences of Cessation of Membership
         15.4 Right of Company to Require Certain Former Members to Sell their Company Interests to Company

Section 16. Death, Bankruptcy, Retirement, or Resignation of a Member

         16.1     Purchase of Membership Interest
         16.2     Consequences of Bankruptcy, Retirement or Resignation

Section 17.       Certain Tax Aspects Incident to Transactions
                  Contemplated by This Agreement

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                                                                   Exhibit 10.60

Section 18. The Member's Value

Section 19. Delivery of Evidence of Interest

Section 20. Notices

Section 21. Additional Members

Section 22. Dissolution and Termination

         22.1     Dissolution
         22.2     Filing of Statement of Intent to Dissolve
         22.3     Effect of Filing of Dissolving Statement
         22.4     Distribution of Assets upon Dissolution
         22.5     Articles of Dissolution
         22.6     Filing of Articles of Dissolution
         22.7     Managers' Responsibility

Section 23. Power of Attorney

Section 24. Governing Law

Section 25 Miscellaneous Provisions

         25.1     Inurnment
         25.2     No Limit on Personal Activities
         25.3     Further Assurances
         25.4     Gender and Headings
         25.5     Entire Agreement
         25.6     Severability
         25.7     Waiver of Action for Partition
         25.8     Amendments
         25.9     Execution of Additional Instruments
         25.10    Title to Company Properties
         25.11    Company Interests
         25.12    Waivers
         25.13    Rights and Remedies Cumulative
         25.14    Legend on Certificates
         25.15    Company Seal
         25.16    Arbitration

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                                                                   Exhibit 10.60

         25.17    Not for Benefit of Creditors

CERTIFICATE

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                                                                   Exhibit 10.60

                             OPERATING AGREEMENT FOR
                      PREMIERE CREDIT OF NORTH AMERICA, LLC
                      AN INDIANA LIMITED LIABILITY COMPANY

         THIS OPERATING AGREEMENT is effective as of this 28 day of January 2004, (the "Effective Date") by and among the members of PREMIERE CREDIT OF NORTH AMERICA, LLC, an Indiana Limited Liability Company (the "Company"), who have signed this Operating Agreement and a Subscription Agreement agreeing to be obligated by the terms of this Operating Agreement.

                              Explanatory Statement

         This Operating Agreement governs the relationship among members of the Company and between the Company and the members, pursuant to the Indiana Business Flexibility Act, as amended from time to time (the "Act").

         In consideration of their mutual promises, covenants, and agreements, the parties hereto do hereby promise, covenant, and agree as follows:

                                   Definitions

         Throughout this Operating Agreement, and unless the context otherwise requires, the word or words set forth below within the quotation marks shall be deemed to mean the words which follow them:

         A. "Agreement" This Operating Agreement.

         B. "Bankruptcy" The filing by a Member of a petition commencing a voluntary case under the Bankruptcy Code; a general assignment by a Member for the benefit of creditors; an admission in writing by a Member of his inability to pay his debts as they become due; the filing by a Member of any petition or answer in any proceeding seeking for himself, or consenting to, or acquiescing
in,  any  insolvency,  receivership,   composition,  readjustment,  liquidation,
dissolution, or similar relief under any present or future statute, law, or regulation, or the filing by a Member of an answer or other pleading admitting or failing to deny, or to contest, the material allegations of the petition filed against him in any such proceeding; the seeking or consenting to, or acquiescence by a Member in, the appointment of any trustee, receiver, or liquidator of him, or any part of his property; and the commencement against a Member of an involuntary case under the Bankruptcy Code, or a proceeding under
any   receivership,    composition,   readjustment,   liquidation,   insolvency,
dissolution, or like law or statute, which case or proceeding is not dismissed or vacated within 60 days.
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                                                                   Exhibit 10.60

         C. "Company" PREMIERE CREDIT OF NORTH AMERICA, LLC, an Indiana Limited Liability Company.

         D. "Dissolution" (1) in the case of a Member who is acting as a Member by virtue of being a trustee of a trust, the termination of the trust (but not merely the substitution of a new trustee); (2) in the case of a Member that is a partnership, the dissolution and commencement of winding up of the partnership;
(3) in the case of a Member that is a corporation, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (4) in the case of a limited liability company, the filing of articles of dissolution, or its equivalent, for the limited liability company, or the involuntary dissolution by a nonappealable order of the district court; or (5) in the case of an estate, the distribution by the fiduciary of the estate's entire Membership Interest.

         E. "Expulsion" The final decision of expulsion of a Member as provided in this Operating Agreement.

         F. "Member" Each of the persons signatory hereto by signing either this Agreement or a Subscription Agreement agreeing to be obligated by the terms of this Agreement, and any other person or persons who may subsequently be designated as a Member of this Company pursuant to the further terms of this Agreement.

         G. "Membership Interest" The share of profits and losses, gains, deductions, credits, cash, assets, and other distributions of a Member.

         H. "Membership Rights" The rights of a Member which are comprised of a Member's" (1) Membership Interest, and (2) right to participate in the management of the Company.

         I. "Persons" Individuals, partnerships, corporations, limited liability companies, unincorporated associations, trusts, estates, and any other type of entity.

         J. "Resignation" The decision or determination of a Member to no longer continue as a Member, upon written notice to the Company.

         K. "Retirement" The withdrawal from the Company upon such terms and events as are provided in this Operating Agreement, which will permit withdrawal of a Member without violating or breaching the terms of this Operating Agreement.

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                                                                   Exhibit 10.60

Section 1.  Articles of Organization.

         The Articles of Organization of this Company, as they may be amended from time to time by the members, are hereby adopted and incorporated by reference in this Operating Agreement. In the event of any inconsistency between the Articles of organization and this Operating Agreement, the terms of the Articles of Organization shall govern.

         The purposes for which the Company is formed are: to own and collect certain debts and, specifically student loans, and any and all other business that LLC's may conduct under the Act.

Section 2.  Term of This Agreement.

         The term of this Operating Agreement shall be co-terminus with the term of the Company. This Operating Agreement shall terminate upon the voluntary or involuntary dissolution of the Company or the expiration of its term as provided in the Articles of Organization.

Section 3.  Contributions.

         3.1 Original Contributions. The original capital contributions to the Company of each of the Members shall be made in accordance with their respective Subscription Agreements, which shall be effective with their respective execution and delivery of the Subscription Agreements, the terms of which are hereby incorporated by reference as if fully set forth herein.

         3.2  Capital Accounts.

         A separate capital account ("Capital Account") will be maintained for each Member in accordance with section 704(b) of the Internal Revenue Code ("Code") and Treasury Regulations section 1.703-1(b)(2)(iv). Each Member's Capital Account will be increased by (1) the amount of money contributed by him to the Company; (2) the fair market value of property contributed by him to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under section 752 of the
Code); and (3) allocations to him of income and gain as set forth in such Regulations, taking into account adjustments to reflect book value. Each Member's Capital Account will be decreased by (1) the amount of money distributed to him by the Company; (2) the fair market value of property distributed to him by the Company (net of liabilities secured by such distributed property that he is considered to assume or take subject to under section 752 of the Code);  (3) allocations to him of  expenditures  described in section 705(a)(2)(B) of the Code; and (4) allocations to the account of Company loss and deduction as set forth in such Regulations, taking into account adjustments to reflect a book value.

         In the event of a permitted sale or exchange of a Membership Interest in the Company, the Capital Account of the transferor shall become the Capital Account of the transferee to the extent it relates to the transferred Interest. The parties acknowledge however that such action will not impact the tax basis of the transferor.

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                                                                   Exhibit 10.60

         The manner in which Capital Accounts are to be maintained pursuant to this Section 3.2 is intended to comply with the requirements of Code section 704(b) and the Treasury Regulations promulgated thereunder. If in the opinion of the Managers the manner in which Capital Accounts are to be maintained pursuant to the preceding provisions of this Section 3.2 should be modified in order to comply with Code Section 704(b) and the Treasury Regulations thereunder, then notwithstanding anything to the contrary contained in the preceding provisions of this Section 3.2, the Managers may alter the method in which Capital Accounts are maintained, and the Managers shall have the right to amend this Agreement without action by the Members to reflect any such change in the manner in which Capital Accounts are maintained; provided, however, that any change in the manner of maintaining Capital Accounts shall not materially alter the economic agreement between or among the members.

         Upon liquidation of the Company (or any Member's Membership Interest), liquidating distributions will be calculated in accordance with the positive Capital Account balances of the Members, as determined after taking into account all Capital Account adjustments for the Company's taxable year during which the liquidation occurs. Liquidation proceeds will be paid to all Members (upon liquidation of the Company) or to the liquidating Member (if the Company elects to continue its business) within 60 days of the end of the taxable year (or, if later, within 90 days after the date of the liquidation).

         If any Member has a deficit balance in his Capital Account following the liquidation of his interest in the Company, as determined after taking into account all Capital Account adjustments for the Company's taxable year during which the liquidation occurs, upon being so notified and requested by the Company, he is unconditionally obligated to restore the amount of such deficit balance to the Company within 60 days of the end of the taxable year (or, if later, within 90 days after the date of such liquidation).

         3.3 Liability for Contributions. Each Member is obligated to the Company to perform his Subscription Agreement and any other promise contained in this Operating Agreement to contribute cash or property or perform services, even if he is unable to perform because of death, disability, or any other reason. If a Member does not make the contribution required by the Subscription Agreement or this Operating Agreement, the Member is obligated at the option of the Company to contribute cash equal to that portion of the value, as stated in the Subscription Agreement, or such contribution that has not been made.

         3.4 Compromise of a Member's Liability. The obligation of a Member to make a contribution to the Company may be compromised only by a consent in writing of all of the Members of the Company.

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                                                                   Exhibit 10.60

         3.5 Additional Contributions. No addition capital contributions must be made by the Members.

Section 4. Profit and Loss.

         4.1 Allocation of Profits and Losses. The percentages of Membership Rights and Membership Interests of each of the Members in the Company as of the effective date of this Agreement shall be as follows and as stated on Exhibit A.

                  Member            Membership Interest

                  Nelnet, Inc.              50%
                  Todd J. Wolfe             25.15
                  David A. Hoeft            18.85
                  Tina D. Mercer            6.0

                  Additional  contributions  by  the  Members  provided  for  in
Section 3.5 of this Agreement shall not alter the allocations of profits and losses provided immediately above and shall not constitute loans to the Company, but may constitute additional contributions by each such Member for tax computation purposes if such treatment is required by applicable tax laws and regulations.

         4.2  Allocation of Taxable Items
Unless otherwise determined in accordance with Section 4.3 hereof, the Company's profits or losses for any fiscal year shall be allocated among the Members in accordance with their respective Membership Interests.

         4.3 Special Allocations of Income - Income of the Company shall be allocated among the Members on such basis and in such proportion as the Members may from time to time agree and may be on a basis and in amounts at variance with their respective Membership interests.

         4.4  Other Allocation Rules -
         (a) To determine the profits, losses, or any other items allocable to any period, profits, losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Managers, using any permissible method under Internal Revenue Code Section 706 and the Regulations thereunder.

         (b) The Members are aware of the income tax consequences of the allocations made by this section 4.2 and hereby agree to be bound by the provisions of this section 4.2 in reporting their shares of Company income and loss for income tax purposes.

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                                                                   Exhibit 10.60

Section 5. Distributions.of Cash.

Distributions shall be distributed at such times and in such amounts as may be determined by Todd J. Wolfe and David A. Hoeft, as they may determine in their sole discretion, among all of the Members in accordance with their respective Membership Interests on the date of the distribution.

Section 6. Distributions upon Resignation.

         Upon resignation of a Member, the resigning Member shall be entitled to receive only the distributions to which he is entitled under this Operating Agreement, as provided in Section 16.

Section 7. Distributions in Kind.

         A Member, regardless of the nature of his contribution, has no right to demand and receive any distribution from the Company in any form other than cash. A Member shall not be required to accept in-kind distributions to the extent that the percentage of each asset distributed to him exceeds the percentage which is equal to the percentage in which he shares in distributions pursuant which is equal to the percentage in which he shares in distributions pursuant to Section 5.1.

Section 8. Management of the Company.

         8.1 Management by David A. Hoeft, Todd J. Wolfe and the Managers. So long as they collectively own (a) at least thirty-five percent (35%) of the Interests of the Company if the reduction in their Interests of the Company is due to their exercise of the Put (as defined in Section 14 below) or (b) at least twenty percent (20%) of the Interests of the Company if the reduction in their Interests is due to Nelnet's exercise of the Call (as defined in Section 14 below), Hoeft and Wolfe shall be responsible for the day to day operations of the Company Business, including employment decisions (other than with respect to their own employment), operations decisions, and policy decisions. The Managing Board shall consist of four members, shall meet on at least a quarterly basis and shall oversee the Company Business with the authority of a Board of Managers under the Indiana Business Flexibility Act as amended. The initial members of the Managing Board are: Cheryl Watson and Chuck Hosea on behalf of Nelnet; Hoeft and Wolfe. Approval of the Managing Board will be required for any expenditure in excess of two hundred fifty thousand dollars ($250,000), and such approval shall require the affirmative vote of three of the Managing Board members. Should any member of the Managing Board be removed, resign or otherwise cease to participate thereon, said member shall be replaced as set forth in Section 8.2 below, except as provided in Section 8.3 below.

         8.2 Replacement of Managers.

              8.2.1 Except as provided in Section 8.3 below,  if a member of the
                    Managing Board representing Nelnet is removed, resigns or otherwise ceases to

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                                                                   Exhibit 10.60

                    participate, Nelnet shall propose a replacement member, whose appointment shall be approved by the majority of the Managing Board, such approval not to be unreasonably withheld. For any period in which Nelnet has only one member of the Managing Board said member shall represent both of Nelnet's votes on the Managing Board.

              8.2.2 Except as provided  in Section 8.3 below,  if Hoeft or Wolfe is removed, resigns or otherwise ceases to participate, the other of Hoeft or Wolfe shall propose a replacement member, whose appointment shall be approved by the majority of the Managing Board, such approval not to be unreasonably withheld. For any period in which only Hoeft or Wolfe remains on the Managing Board with Nelnet's representatives, said member shall represent two votes on the Managing Board.

         8.3 Rights Upon Additional Ownership. If at any time under this Agreement, either (a) Nelnet or (b) all non-Nelnet members in the aggregate, (either (a) or (b) hereafter referred to for purposes of this Section as "the Majority"):

              8.3.1 Owns eighty  percent  (80%) of the Interests of the Company, the Majority shall be entitled to have three of the four representatives on the Managing Board representing it and in such case shall be entitled if it so chooses to remove an existing Manager to exercise this right, and the replacement provisions of Section 8.2 shall not apply; or

              8.3.2 Owns ninety  percent  (90%) of the Interests of the Company, the Majority shall be entitled to have all four representatives on the Managing Board representing it and in such case shall be entitled if it so chooses to remove one or more existing Managers to exercise this right, and the replacement provisions of Section 8.2 shall not apply.

         8.4 Duties of Managers. A Manager of the Company shall perform his or her duties as a manager, including his or her duties as a member of any committee upon which he or she may serve, in good faith, in a manner he or she reasonably believes to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing his or her duties, a Manager shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by persons and groups listed in paragraphs (a), (b), and (c) of this Section 8.4; but he or she shall not be considered to be acting in good faith if he or she has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A person who so performs his or her duties shall not have any liability by reason of being or having been a Manager of the Company.

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                                                                   Exhibit 10.60

         Those persons and groups upon whose information, opinions, reports, and statements a Manager is entitled to rely are:

                  (a) One or more employees or other agents of the Company whom the Manager reasonably believes to be reliable and competent in the matters presented;

                  (b) Counsel, public accountants, or other persons as to matters which the Manager reasonably believes to be within such persons' professional or expert competence; and

                  (c) A committee appointed by the Managers upon which they may or may not serve, duly designated in accordance with the provision of this Operating Agreement as to matters within its designated authority, which committee the Managers reasonably believe to merit confidence.

         8.5 Certain Powers of Managers. Without limiting the specific reservation of control to Todd J. Wolfe and David A. Hoeft of Section 8.1 of this Agreement, but subject to the monetary limitations therein, the Managers shall have but not necessarily be limited to, the following authority when acting on behalf of the Company:

         (a) to acquire real property from any persons, firms, or corporations as the Managers may determine; provided, however, that the acquisition is upon reasonable terms and conditions. The fact that a Member is directly or indirectly affiliated or connected with any such person, firm, or corporation shall not prohibit the Managers from dealing with that person, firm, or corporation;

         (b) to borrow money for the Company from banks, other lending institutions, the Members, or Affiliates of the Members on such terms as they deem appropriate, and, in connection therewith, to hypothecate, encumber, and grant security interests in the assets of the Company to secure repayment of the borrowed sums. Except as otherwise provided in the Act, no debt shall be contracted or liability incurred by or on behalf of the Company except by the Company's Managers.

         (c) To purchase liability and other insurance to protect the Company's property and business;

         (d) To hold and own any Company real and/or personal properties in the name of the Company;

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                                                                   Exhibit 10.60

         (e) To invest any Company funds temporarily (by way of example but not limitation) in time deposits, short-term governmental obligations, commercial paper, or other investments having a prudently obtainable yield;

         (f) Upon the affirmative vote of the Members holding a majority of all Membership Interests, to sell or otherwise dispose of all or substantially all of the assets of the Company as part of a single transaction or plan so long as such disposition is not in violation of or causes a default under any other agreement to which the Company may be bound;

         (g) To execute on behalf of the Company all instruments and documents, including, without limitation, checks; drafts; notes and other negotiable instruments; deeds of trust; security agreements; financing statements; documents providing for the acquisition, mortgage, or disposition of the Company's property; assignments; bills of sale; leases; partnership agreements; and any other instruments or documents necessary, in the opinion of the Managers, to the business of the Company

         (h) To maintain reserves for the purpose of paying property taxes, mortgage installments, and any and all other types of costs or expenses as required or desired by the Managers

         (i) To employ accountants, legal counsel, managing agents, or other experts to perform services for the Company and to compensate them from Company funds;

         (j) To contract with themselves or other persons or entities whether or not affiliated with any Manager for management, consulting, or other services;

         (k) To enter into any and all other agreements on behalf of the Company, with any other person or entity for any purpose, in such forms as the Managers may approve; provided, however, that a Manager may not enter into any agreement which may reasonably obligate the Company to expend sums in excess of $250,000 unless the approval of a majority of Managing Board is first obtained; and

         (l) To do and perform all other acts as may be necessary or appropriate to the conduct of the Company's business, including paying the fees and expenses described in this Operating Agreement and delegating duties and authority to others when deemed necessary or appropriate.

         8.6 Number of Managers. The number of Managers of the Company initially shall be four (4). The number of the Managers shall be fixed from time to time by unanimous vote of the Members, but in no instance shall there be less than one Manager. Managers need not be residents

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                                                                   Exhibit 10.60

of the State of Indiana, but must be natural persons, and be or be acting on behalf of Members of the Company.

         8.7 Regular Meetings. A regular meeting of Managers shall be held without the requirement of any other notice immediately after, and at the same place as, the annual meeting of Members. The Managers may provide, by resolution, the time and place, either within or without the State of Indiana, for the holding of additional regular meetings without other notice than such resolution.

         8.8 Special Meetings. Special meetings of the Managers may be called by or at the request of any one Manager. The person calling a special meeting of the Managers may fix any place within the State of Indiana as the place for holding any special meeting of the Managers, so long as the place is one to which all Managers can conveniently travel.

         8.9 Notice. Written notice of any special meeting of Managers shall be given as follows:

         By mail to each Manager at his business address at least three days prior to the meeting; or

         By personal delivery at least twenty-four hours prior to the meeting to the business address of each Manager, or in the event such notice is given on a Saturday, Sunday, or holiday, to the residence address of each Manager. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any Manager may waive notice of any meeting. The attendance of a Manager at any meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Managers need be specified in the notice or waiver of notice of such meeting.

         When any notice is required to be given to a Manger, a waiver thereof in writing signed by such Manager, whether before, at, or after the time stated therein, shall constitute the giving of such notice.

         8.10 Quorum. A majority of the number of Managers fixed by or pursuant to Section 8.2 of this Agreement shall constitute a quorum for the transaction of business at any meeting of the Managers, but if less than such majority is present at a meeting, a majority of the Managers present may adjourn the meeting from time to time without further notice.

         8.11 Manner of Acting. The act of the majority of the Managers present at a meeting at which a quorum is present shall be the act of the Managers.

                                                                   Exhibit 10.60

         8.12 Informal Action by Managers. Any action required or permitted to be taken at a meeting of the Managers or any committee designated by the Managers may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by each Manager or committee member, and delivered to the person having custody of the Company records for inclusion in the minutes or for filing with the records. Action taken under this section is effective when all Managers or committee members have signed the consent, unless the consent specifies a different effective date. Such consent has the same force and effect as an unanimous vote of the Managers or committee members and may be stated as such in any document.

         8.13 Participation by Electronic Means. Any Manager or any committee designed by the Managers may participate in a meeting of the Managers or committee by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

         8.14 Resignation. Any Manager of the Company may resign at any time by giving written notice to the Company. The resignation of any Manager shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more Managers shall resign, effective at a future date, a majority of the Managers then in office, shall have power to fill the vacancy or vacancies to be created by the resignations, the vote thereon to take effect when such resignation or resignations shall become effective.

         8.15 Removal. Any Manager or Managers of the Company may be removed at any time, with or without cause, by a vote of holders of a majority of the Membership Interests then entitled to vote.

         8.16 Committees. By resolution adopted by a majority of the Managers, the Managers may designate two or more Managers to constitute a committee, which shall have such authority in the management of the Company, as the Managers shall designate.

         8.17 Compensation. By resolution of a majority vote of the Membership Interests of the Members, and irrespective of any personal interest of any of the Managers, each Manager may be paid his expenses, if any, of attendance at each meeting of the Managers, and may be paid a stated salary as Manager or a fixed sum for attendance at each meeting of the Managers or both. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefore.

                                                                   Exhibit 10.60

         8.18 Presumption of Assent. A Manager of the Company who is present at a meeting of the Managers or committee thereof, at which action on any matter is taken, shall be presumed to have assented to the action taken unless such Manager objects at the beginning of such meeting to the holding of the meeting or to the transacting of business at the meeting, unless his dissent is entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the presiding officer of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Manager who voted in favor of such action.

         8.19 Transactions with Company. A Manager or Member may lend money to, act as surety for, and transact other business with the Company and shall have the same rights and obligations with respect thereto as a person who is not a Manager of the Company, except that nothing contained in this Section shall be construed to relieve a Manager from any of his duties to the Company.

Section 9. Voting Trust. David Hoeft, Todd J. Wolfe and Tina D. Mercer may form a voting trust for the purposes of pooling their membership, but not Manager, votes.

Section 10. Members.

         10.1 Members. The Members of this Company shall be those persons who either have signed this Operating Agreement or have signed this Operating Agreement and are duly admitted by the Members.

         10.2 Admission of New Members. A person may be admitted as an additional member upon the written consent of all Members.

         10.3 Annual Meeting. The annual meeting of the Members shall be held on the second Monday of February each year, commencing with the year 2004 , at the hour of 10:00 a.m. local time, or at such other time on such other day as shall be fixed by the Managers, for the transaction of such business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Indiana, such meeting shall be held on the next succeeding business day. .

         10.4 Special Meetings. Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Managers, or any Member or Members who individually or collectively own at least ten percent (10%) of the Membership Interests in the Company.

         10.5 Place of Meetings. The Managers may designate any place, either within or outside of the State of Indiana, as the place of meeting for any annual meeting or for any special meeting

                                                                   Exhibit 10.60

called by the Managers. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Company in the State of Indiana.

         10.6 Notice of Meeting. Written notice stating the place, day, and hour of the meeting of Members and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the Managers or other persons calling the meeting, to each Member of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the Member at his address as it appears on the books of the Company, with postage thereon prepaid. If three successive letters mailed to the last-known address of any Member of record are returned as undeliverable, no further notices to such Member shall be necessary until another address for such Member is delivered in writing to the Company.

         10.7 Meeting of All Members. If all of the Members shall meet at any time and place, either within or outside of the State of Indiana, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any action of the Members may be taken.

         10.8 Quorum. A majority of the Membership Interests of the Members entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of Members. In the absence of a quorum at any such meeting, a majority of the Membership Interests of the Members so represented may adjourn the meeting from time to time for a period not to exceed thirty days without further notice. However, if the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that percentage of Membership Interests of the Members whose absence would cause less than a quorum.

         10.9 Manner of Acting. If a quorum is present, the affirmative vote of the majority of the Membership Interests of the Members represented at the meeting and entitled to vote on the subject matter shall be the act of the Members.

         10.10 Proxies. At all meetings of Members, a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Company before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

         10.11 Voting by Certain Members.

                                                                   Exhibit 10.60

                  10.11.1 Membership Interests owned in the name of a corporation may be voted by such officer, agent, or proxy as the Bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

                  10.11.2 Membership Interests owned in the name of a deceased person, a minor ward, or an incompetent person may be voted by an administrator, an executor, a court appointed guardian, or a conservator, either in person or by proxy without a transfer of such Membership Interests into the name of such administrator, executor, court appointed guardian, or conservator. Membership Interests owned in the name of a trustee may be voted by him either in person or by proxy, but no trustee shall be entitled to vote Membership Interests held by him without a transfer of such Membership Interests into his name.

                  10.11.3 Membership Interests owned in the name of a receiver may be voted by such receiver and Membership Interests held by or under the control of a receiver may be voted by such receiver without a transfer thereof into the receiver's name, if authority so to do is contained in an appropriate order of the court by which the receiver was appointed.

                  10.11.4 No Member shall be entitled to pledge any Membership Interest.

                  10.11.5 If Membership Interests are owned in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same Membership Interests, voting with respect to the Membership Interests shall have the following effect:

                           (a) If only one person votes, his act binds all;

                           (b) If two  or  more  persons  vote,  the  act of the
majority so voting binds all;

                           (c) If two or more  persons  vote,  but  the  vote is
evenly split on any  particular  matter,  each  faction may vote the  Membership
Interest in question proportionately, or any person voting the Membership Interest of a beneficiary, if any, may apply to any court of competent jurisdiction in the State of Indiana to appoint an additional person to act with the persons so voting the Membership Interest. The Membership Interest shall then be voted as determined by a majority of such persons and the person appointed by the court. If a tenancy is held in unequal interests, a majority or even split for the purpose of this subparagraph (c) shall be a majority or even split in interest.

                                                                   Exhibit 10.60

         10.12 Action by Members Without a Meeting. Action required or permitted to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by each Member entitled to vote, and delivered to the Manager for filing with the Company records. Action taken under this section is effective when all Members entitled to vote have signed the consent, unless the consent specifies a different effective date.

         10.13 Voting by Ballot. Voting on any question or in any election may be by voice vote unless a Manager or any Members shall demand that voting be by ballot.

         10.14 Waiver of Notice. When any notice is required to be given to any Member, a waiver thereof in writing signed by the person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice. The attendance of a Member at any meeting shall constitute a waiver of notice, waiver of objection to defective notice of such meeting, and a waiver of objection to the consideration of a particular mater at the meeting unless the Member, at the beginning of the meeting, objects to the holding of the meeting, the transaction of business at the meeting, or the consideration of a particular matter at the time it is presented at the meeting.

Section 11. Banking.

         All revenues of the Company shall be deposited regularly in the Company savings and checking accounts at such bank or banks as shall be selected by the Managers in accordance with Section 8 of this Agreement, and the signatures of such Managers as shall be determined in accordance with Section 8 of this Agreement shall be honored for banking purposes, including the extension of credit to, or the borrowing of money by or on behalf of, the Company.

Section 12. Books; Fiscal Year; Audits.

         Accurate and complete books of account shall be kept by the Managers and entries promptly made therein of all of the transactions of the Company, and such books of account shall be open at all times to the inspection and examination of the Manager and Members. At the discretion of the Managers, compilation, review, or audit of the Company, as shall be determined by the Managers in accordance with Section 8 of this Agreement, may be made as of the closing of each fiscal year of the Company by the accountants who shall then be engaged by the Company.

Section  13.   Membership   Interest  and  Membership   Rights  of  a  Deceased,
Incompetent, or Dissolved Member.

                                                                   Exhibit 10.60

         If a Member who is an individual dies or a court of competent jurisdiction adjudges him to be incompetent to manage his person or his property, the Member's executor, administrator, guardian, conservator, or other legal representative may exercise all of the Member's rights and receive the benefits of the Member's Membership Interest for the purpose of settling the Member's estate or administering the Member's property. If a Member is a corporation, trust, partnership, limited liability company, or other entity and is dissolved or terminated, the powers of that Member may be exercised by its legal representative or successor.

Section 14. Transfer of Membership Interest and Membership Rights.

         14.1 Call Option. From and after seventy-two (72) months following the Effective Date, Nelnet shall have a "call" option (the "Call") to acquire up to one hundred percent (100%) ownership of the Company at a price equal to ten times the higher of (i) the most recent three-year (3-year) average after tax net income (the parties recognize that the Company does not have tax impact, but for purposes of the calculations in this Section 14 "after tax net income" will be calculated using the corporate tax rate of forty percent (40%)) of the Company or (ii) after tax net income of the most recent year prior to the purchase, either amount being multiplied by the percentage of ownership being acquired, and excluding any extraordinary and nonrecurring items plus any future real estate purchased by Company, valued at the original purchase price, less depreciation, less debt in proportion to the Membership Interests at the time of selling but excluding herefrom the real property situated at 2002 Wellesley Blvd. Indianapolis, Indiana.

         14.2 Put Option. From and after sixty (60) months following the Closing, the Company will have a "put" option (the "Put") for Nelnet to acquire up to one hundred percent (100%) ownership of Company at a price equal to ten (10) times after tax net income over the Company's most recent three-year (3-year) average, such amount being multiplied by the percentage of ownership being acquired, and excluding any extraordinary and nonrecurring items plus any future real estate purchased by Company, valued at the original purchase price, less depreciation, less debt in proportion to the Membership Interests at the time of selling but excluding herefrom the real property situated at 2002 Wellesley Blvd. Indianapolis, Indiana.

         14.3 Process for Exercise of Call and Put. The Member exercising the Call or Put Option ("Exercising Member") shall give written notice of same to the other Members and the Company at the addresses set forth in section 20 below. Such notice shall specify the price of the Option, and within thirty (30) days after the notice is given, the parties, as appropriate, shall execute such documents and instruments reasonably required to effectuate the Option at the purchase price as calculated using the formula in (a) or (b) above and on the other terms as specified in the notice, and the closing of such transaction shall take place as soon as practicable but in any event not more than

                                                                   Exhibit 10.60

         sixty (60) days following receipt of the notice. At such closing, the selling parties shall sell and transfer their entire equity interest to the appropriate purchasing party free and clear of all liens, claims or encumbrances, other than the Operating Agreement, as amended by this provision.

         14.4 Offer to Purchase ("Cherry Pie"). From and after thirty-six (36) months following the Effective Date, a member, (hereinafter referred to as the "Offeror Member") shall have the right exercisable by written notice (the "Offer") to any or all of the other Members (the "Offeree Members"), to offer to buy the Offeree Members' entire equity interest in the Company at a purchase price and upon the other terms determined by the Offeror Members and specified in the Offer. The Offeree Members must elect by written notice (the "Notice of Election") to the Offeror Member not less than twenty (20) days after receipt of the Offer, either (i) to sell the Offeree Members' entire equity interest in the Company to the Offeror Member at the purchase price and on the other terms specified in the Offer, or (ii) to offer to purchase the Offeror Member's entire equity interest in the Company at a purchase price equal to the price set forth in the Offer. Not later than ten (10) days after the Notice of Election, the parties, as appropriate, shall execute such documents and instruments reasonably required to sell and transfer either the Offeror Member's or the Offeree Members' (as applicable) entire equity interest in the Company at the purchase price and on the other terms as specified in the Offer, and the closing of such sale shall take place as soon as practicable but in any event not more than one hundred eighty (180) days following receipt of the Notice of Election. At such closing, the selling party shall sell and transfer its entire equity interest to the appropriate purchasing party free and clear of all liens, claims or encumbrances, other than this Operating Agreement.

         For the purposes of this section 14.4, if the Offeror is Nelnet, Inc. then the Offer must be made to all other then existing Members and Membership Interests. If the Offeree is Nelnet, Inc. the Offeror must consist of all of the other then existing Members and Membership Interests.

         14.5 Rights of Refusal.

              14.5.1 First Right of Refusal. Hoeft and Wolfe shall each have a first right of refusal to acquire the ownership interests of any other Member should the Member wish to sell such interests. In order to exercise this first right of refusal, the Member desiring to sell, transfer or assign all of any part of the Member's interest to a third party shall communicate such intention in writing to the other Members and the Company stating the purchase price proposed for the transfer. Such notice shall be via registered or certified mail, return receipt requested to the address for each of the other Members and to the office of the Company and shall state the action the

                                      -17

                                                                   Exhibit 10.60

              Member intends to take and the terms of the transaction. Within thirty (30) days after receiving this notice, Hoeft or Wolfe, as applicable, may purchase at his option all or any part of the interest described in the notice for the purchase price stated in the notice.

              14.5.2 Second Right of Refusal. If the offer contained in the notice described above is not accepted by Hoeft or Wolfe, as applicable, within thirty (30) days from the date of receipt of the notice, then Nelnet may exercise a second right of refusal to purchase the Interest, at a price determined by the formula set forth in Section 14 hereof. Such right shall be exercised within thirty (30) days of the expiration of Hoeft or Wolfe's first right of refusal period.

Section 15. Expulsion of a Member.

         15.1 Right of members to expel a member. A member may be expelled from membership in the Company by vote of the Managers in accordance with Section 15.2:

                  a. If the member materially breaches this Agreement and fails to cure the breach within a reasonable time after receiving notice of breach (if cure is possible);

                  b.       The member is convicted of a felony;

                  c. The member engages in fraudulent or illegal actions in relation to the business or internal affairs of the Company; or

                  d. The member's action or omission make it unlawful for that member to be an owner of a licensed debt collection company in any jurisdiction that the Company is required to be licensed, or a member's actions or omissions, in the discretion of the Majority of the disinterested Board of Managers, jeopardizes any license or contract held by the Company.

         15.2 Voting requirements for expulsions of members. A member may be expelled from membership in the Company if a circumstance described in 15.1 above exists and the disinterested Managers vote as follows:

                  a. Company has four or more Managers. If, at the relevant time, the Company has at least four managers, a member may be expelled by the affirmative vote of 2 of 3 Managers if one Member is interested; or 3 of 4 Managers if no Manager is interested. or

                                                                   Exhibit 10.60

                  b. If Nelnet is the Member in question, then the Managers of the Company representing Hoeft and Wolfe, must vote unanimously.

         15.3 Consequences of cessation of membership. Immediately upon a member's ceasing to be a member, the member shall cease to have any right, duty or liability as a member; provided that, except as otherwise provided in this agreement:

                  a. The member shall continue to own the member's Company interest and to have all the rights of an owner of a Company interest.

                  b. The member shall continue to be subject to all liabilities accrued by the member before ceasing to be a member.

         15.4 Right of Company to require certain former members to sell their Company interests to the Company. The Company may require a member to promptly sell the member's membership to the Company based on the formula set forth in section 14.2(b) and upon other reasonable purchase terms:

                  a.       If the member becomes bankrupt;

                  b. If the member becomes a party to a divorce proceeding and the other members determine reasonably and in good faith that it is likely that as a result of that proceeding, all or any of the member's membership rights will be awarded to the member's spouse;

                  c.       If the member resigns from the LLC;

                  d. If the member incurs a Total Disability within the meaning of Article 6.2; or

                  e.       if the member is expelled hereunder.

Section 16. Death, Bankruptcy, Retirement, or Resignation of a Member.

         16.1 Purchase of Membership Interest. Upon the Death, Bankruptcy, Retirement or Resignation of any member (the "Withdrawing Member"), the Company shall be dissolved and terminated unless there are at least two remaining Members and the business of the Company is continued by the consent of all the remaining Members within ninety days after death, bankruptcy, retirement, or resignation. If the business of the Company is continued, the Withdrawing Member (or in the case of death, the Member's representative) must offer to sell to the Company or to the

                                                                   Exhibit 10.60

Members at the value as determined by Section 14(b) above, and in accordance with the procedures outlined in Section 14(c) of this Agreement, all of the Membership Interest and Membership Rights (the "Withdrawing Member's Interest") owned by the Withdrawing Member in the Company on the date of such Death, Bankruptcy, Retirement, or Resignation (the "Withdrawal Date").

         16.2 Consequences of Bankruptcy, Retirement, or Resignation. Retirement of a member shall not be considered to be a breach or default of this Agreement so long as a Member retires with the written consent of a majority of the Membership Interests of the Members ("Permitted Retirement"). Bankruptcy, Resignation, and Retirement, other than Permitted Retirement, of a Member shall be regarded as a breach and default of this Agreement.

Section 17. Certain Tax Aspects Incident to Transactions Contemplated by This Agreement.

         It is the intention of the parties that the Purchase Price or Member's Value shall constitute and be considered as made in exchange for the interest of a partner in partnership property, including good will, within the meaning of
Section 736(b) of the Internal Revenue Code of 1986, as amended.

Section 18. The Member's Value.

 The term " Member's Value," as used in this Agreement, shall be the dollar amount equal to the sum obtained by multiplying (a) the percentage of Membership Interest and Membership Rights owned by a Member by (b) the Total Value of the Company, as determined in accordance with Section 14(b).

Section 19. Delivery of Evidence of Interest.

         On the closing date, upon payment of the Purchase Price or Member's Value for the Purchase of the Interest hereunder, the Offering Member, the personal representatives of the Decedent or the Heir, the Withdrawing Member, or the personal representative of the Withdrawing Member (in the event of the bankruptcy of the Withdrawing Member), as the case may be, shall execute, acknowledge, seal, and deliver to the Purchasing Person such instrument or instruments of transfer to evidence the purchase of the Interest (the "Instrument of Transfer") that shall be reasonably requested by counsel to the Purchasing Person in form and substance reasonably satisfactory to such counsel. If a tender of the Purchase Price or Member's Value, shall be refused, or if the Instrument of Transfer shall not be delivered contemporaneously with the tender of the Aggregate Purchase Price, then the purchasing person shall be appointed, and the same is hereby irrevocably constituted and appointed, the attorney-in-fact with full power and authority to execute, acknowledge, seal, and deliver the Instrument of Transfer.

                                                                   Exhibit 10.60

Section 20. Notices.

         Any and all notices, offers, acceptances, requests, certifications, and consents provided for in this Agreement shall be in writing and shall be given and be deemed to have been given when personally delivered against a signed receipt or mailed by registered or certified mail, return receipt requested, to the last address which the addressee has given to the Company. The address of each Member is set forth on his Subscription Agreement adopting and agreeing to be bound by the terms of this Agreement or under his signature at the end of this Agreement, and each Member agrees to notify the Company of any change of address. The address of the Company shall be its principal office.

Section 21.  Additional Members.

         From the date of the formation of the Company, any individual or entity acceptable to the Members by their unanimous vote may become a Member in this Company by the sale of new Company Membership Interests for such consideration as the members by their unanimous vote shall determine, or as a transferee of a Member's Membership Interest or any portion thereof, subject to the terms and conditions of this Agreement. No new Members shall be entitled to any retroactive allocation of profits or losses to the new Member for that portion of the Company's tax year in which a new Member was admitted.

Section 22.  Dissolution and Termination.

         22.1  Dissolution.

                  (a) The Company shall be dissolved upon the occurrence of any of the following events:

                           (i) when the  period  fixed for the  duration  of the
Company shall expire;

                           (ii)  by  the  unanimous  written  agreement  of  all
Members; or

                           (iii)  upon  the  death,   retirement,   resignation,
bankruptcy, transfer to a non-Member of a Membership Interest, or dissolution of a Member, or the occurrence of any other event which terminates the continued membership of a Member in the Company, unless there are at least two remaining Members and the business of the Company is continued by the consent of all the remaining Members within ninety days after the termination.

                                                                   Exhibit 10.60

                  (b) As soon as possible following the occurrence of any of the events specified in this Section effecting the dissolution of the Company, the Company shall execute a statement of intent to dissolve in such form as shall be prescribed in the Indiana Secretary of State.

         22.2  Filing of Statement of Intent to Dissolve.

         Duplicate originals of the statement of intent to dissolve shall be delivered to the Indiana Secretary of State.

         22.3  Effect of Filing of Dissolving Statement.

         Upon the filing with the Indiana Secretary of State of a statement of intent to dissolve, the Company shall cease to carry on its business, except insofar as may be necessary for the winding up of its business, but its separate existence shall continue until articles of dissolution have been filed with the Secretary of State or until a decree dissolving the Company has been entered by a court of competent jurisdiction.

         22.4  Distribution of Assets upon Dissolution.

                  (a) In settling accounts after dissolution, the liabilities of the Company shall be entitled to payment in the following order:

                           (i)  To   creditors,   including   Members   who  are
creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Company other than liabilities for distributions to members under the Act;

                           (ii) To members and former  members of the Company in
satisfaction of liabilities for distributions under the Act;

                           (iii) To  members  of the  Company  for the return of
their contributions and as distributions in the proportions in which the Members share in distributions.

                  (b) Members  will share in Company  assets in respect to their claims for capital and in respect to their claims for profits or for compensation by way of income on their contributions, respectively, in proportion to the respective amounts of the claims.

         22.5 Articles of Dissolution. When all debts, liabilities, and obligations have been paid and discharged or adequate provision has been made therefor and all of the remaining property and assets have been distributed to the Members, articles of dissolution shall be executed in duplicate and verified by the person signing the articles, which articles shall set forth the information required by the Act.

                                                                   Exhibit 10.60

         22.6  Filing of Articles of Dissolution.

                  (a) Duplicate originals of such articles of dissolution shall be delivered to the Indiana Secretary of State.

                  (b) Upon the filing of the articles of dissolution, the existence of the Company shall cease, except to the purpose of suits, other proceedings, and appropriate action as provided in the Act. The Managers shall thereafter be trustees for the Members and creditors of the Company and as such shall have authority to distribute any Company property discovered after dissolution, convey real estate, and take such other action as may be necessary on behalf of and in the name of the Company.

         22.7 Managers' Responsibility. Upon dissolution, each Member shall look solely to the assets of the Company for the return of his Capital Contribution. If the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the cash contribution of each member, such Member shall have no recourse against a manager or any other Member. The winding up of the affairs of the Company and the distribution of its assets shall be conducted exclusively by the Managers, who are hereby authorized to take all actions necessary to accomplish such distribution, including, without limitation, selling any Company assets the managers deem necessary or appropriate to sell. In the event of removal or resignation of all Managers and the failure to appoint a new Manager, the winding up of the affairs of the Company and the distribution of its assets shall be conducted by such persons or entities as may be selected by a vote of Members holding a majority of the Member's Interests in the Company's capital, which persons are authorized to do any and all acts and things authorized by law for these purposes.

Section 23. Power of Attorney.

         23.1 Unless otherwise prohibited by the Act, each Member hereby irrevocably designates and appoints each Manager of the Company or any successor Manager with full power of substitution, to be his agent and true and lawful attorney-in-fact for him and in his name, place, and stead, to implement, execute, acknowledge, file, and record:

                  (a) This Operating Agreement and any separate Certificates and Agreements, as well as amendments thereto, which under the laws of the State of Indiana or the laws of any other state are required to be filed, or which a Manager deems it advisable to file;

                  (b) Any other instrument or document which may be required to effect the qualification and continuation of the Company under the laws of any state or any governmental agency, or which a Manager deems it advisable to file;

                                                                   Exhibit 10.60

                  (c) Any instrument or document which may be required to effect the admission of an additional or substituted Member, or dissolution and termination of the Company (provided such continuation, admission, or dissolution and termination are in accordance with the terms of the Agreement), or to reflect any change in the amount of contributions of Members;

                  (d) Any and all documents required to acquire, finance, refinance, convey, or sell the assets of the Company;

                  (e) Any nonmaterial amendment to this Agreement;

                  (f) Any amendment to the Company's articles of organization when:

                           (i) There is a change in the name of the  Company  or
in the amount or the character of Capital Contributions;

                           (ii)  There  is a  change  in  the  character  of the
business of the Company;

                           (iii) There is a false or erroneous  statement in the
articles of organization; or

                           (iv)  There is a change  in the time as stated in the
articles of organization for the dissolution of the Company.

                  (g) Any other instrument necessary to conduct the operations of the Company.

         23.2  The foregoing power of attorney:

                  (a) is a special power of attorney coupled with an interest, is irrevocable, and shall survive the death or incapacity of a Member;

                  (b) may be exercised by a Manager, acting alone, for each Member by listing all of the Members executing any instrument with a single signature of the Manager, acting as attorney-in-fact for all of them;

                  (c) shall survive the assignment by a Member of all or any portion of his Membership Interest in the Company except that, where the assignee of such Membership Interest in the Company owned by such Member has been approved by the Members for admission to the Company as a substituted Member, the special power of attorney shall survive the assignment for the sole purpose of enabling the Manager to execute, acknowledge, and file any instrument or document necessary to effect such substitution; and

                                                                   Exhibit 10.60

                  (d) shall in no way cause a Member to be liable in any manner for the acts or omissions of a Manager.

         Each Member hereby agrees to be bound by any actions taken by a Manager acting in good faith pursuant to this power of attorney; and each Member hereby waives any and all defenses which may be available to contest, negate, or disaffirm the action of a Manager taken in good faith under such power of attorney.

         Any substituted or additional Member, upon admission to the Company, shall be deemed to ratify and reaffirm the appointment of a Manager as his or her true and lawful attorney for the purposes and on the same terms as set forth hereinabove.

Section 24. Governing Law.

         It is the intent of the parties hereto that all questions with respect to the construction of this Agreement and the rights, duties, obligations, and liabilities of the parties shall be determined in accordance with the applicable provisions of the laws of the State of Indiana.

Section 25. Miscellaneous Provisions.

         25.1 Inurement. This agreement shall be binding upon, and inure to the benefit of, all parties hereto, their personal and legal representatives, guardians, successors, and assigns to the extent, but only to the extent, that assignment is provided for in accordance with, and permitted by, the provisions of this Agreement.

         25.2 No Limit on Personal Activities. Nothing herein contained shall be construed to limit in any manner the Members or their respective agents, servants, and employees, in carrying out their own respective businesses or activities; provided, however, that such businesses or activities shall not directly or indirectly be in competition with the business or purpose of the Company.

         25.3 Further Assurances. The Members and the Company agree that they and each of them will take whatever action or actions are deemed by counsel to the Company to be reasonably necessary or desirable from time to time to effectuate the provisions or intent of this Agreement, and to that end the Members and the Company agree that they will execute, acknowledge, seal, and deliver any further instruments or documents which may be necessary to give force and effect to this Agreement or any of the provisions hereof, or to carry out the intent of this Agreement, or any of the provisions hereof.

         25.4 Gender and Headings. Throughout this Agreement, where such meanings would be appropriate: (a) the masculine gender shall be deemed to include the feminine and the neuter

                                                                   Exhibit 10.60

and vice versa, and (b) the singular shall be deemed to include the plural and vice versa. The headings herein are inserted only as a matter of convenience and reference, and in no way define or describe the scope of the Agreement or the intent of any provisions thereof.

         25.5 Entire Agreement. This Agreement and the Subscription Agreements of each of the Members and exhibits attached hereto and thereto set forth all (and are intended by all parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties, and representations among the parties hereto with respect to the Company, and there are no promises, agreements, conditions, understandings, warranties, or representations, oral or written, express or implied, among them other than as set forth herein.

         25.6 Severability. Nothing contained in this Agreement shall be construed as requiring the commission of any act contrary to law. In the event that there is any conflict between any provision of this Agreement and any statute, law, ordinance, or regulation contrary to which the Members or the Company have no legal right to contract, the latter shall prevail, but in such event the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to conform with said requirement of law. In the event that any part, article, section, paragraph, or clause of this Agreement shall be held to be indefinite, invalid, or otherwise unenforceable, the entire Agreement shall not fail on account thereof, and the balance of the Agreement shall continue in full force and effect.

         25.7 Waiver of Action for Partition. Each Member irrevocably waives during the term of the Company any right that he may have to maintain any action for partition with respect to the property of the Company.

         25.8 Amendments. Amendments to this Agreement which (a) are of an inconsequential nature and do not affect the rights of the Members in any material respect; or (b) are required or contemplated by this Agreement; or (c) are in the opinion of counsel to the Company necessary to maintain the status of the Company as a partnership for federal income tax purposes, may be made by a Manager through the use of the powers of attorney granted herein. Any amendments made pursuant to part (c) of this Section 25.8 shall be deemed effective as of the date of this Operating Agreement. In its discretion, any amendment to this Operating Agreement may be proposed to the Members by a Manager. . The Manager shall submit to the Members any such proposed amendment together with an opinion of counsel as to the legality of such amendment and the recommendation of the Manager as to its adoption. A vote of an amendment to this Operating Agreement shall be taken within thirty (30) days thereof unless otherwise extended by applicable laws and/or regulations. A proposed amendment shall become effective at such time as it has been approved by Members holding a majority of all Membership Interests in Company Capital. Notwithstanding any provision in this Operating Agreement to the contrary, any amendment to this Operating Agreement which would adversely affect the federal income tax treatment to be afforded Members, or adversely affect the liabilities of Members, or change the method of allocation of

                                                                   Exhibit 10.60

profit and loss or distribution of distributable cash as provided herein, shall require the approval of all Members. Copies of any amendments not requiring approval shall be sent to the Members.

         25.9 Execution of Additional Instruments. Each Member hereby agrees to execute and deliver to a Manager within five days after receipt of the Manager's written request therefor, such other and further statements of interest and holdings, designations, powers of attorney, and other instruments as the Manager deems necessary to comply with any laws, rules, or regulations.

         25.10 Title to Company Properties. Title to all Company properties shall be held in the name of the Company.

         25.11 Company Interests. Each of the Members and any substituted or additional members admitted hereby covenant, acknowledge, and agree that all Membership Interests in the Company shall for all purposes be deemed personalty and shall not be deemed realty or any interest in the real property owned by the Company.

         25.12 Waivers. The failure of any party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Operating Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

         25.13 Rights and Remedies Cumulative. The rights and remedies provided by this Operating Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

         25.14 Legend on Certificates. The Membership Interests of Members may not be sold, transferred, or assigned for value to any person except in accordance with the provisions of this Operating Agreement applicable thereto. An appropriate legend noting restrictions on transfer shall be placed conspicuously on the face of all certificates representing Membership Interests and a notation restricting transfer will be placed in the books and records of the Company. All transferees of Membership Interests will be treated similarly and corresponding notations will be placed on new certificates for Membership Interests issued upon transfer as well as in the Company records.

         25.15 Company Seal. The Members shall provide a Company seal which shall be circular in form and shall have inscribed thereon the name of the Company and the state of organization and the words "COMPANY SEAL."

         25.16    Dispute Resolution; Arbitration.

         (a) Dispute Resolution. The Members agree that any dispute arising in connection with the interpretation of this Agreement or the performance of any Member under this

                                                                   Exhibit 10.60

         Agreement or otherwise relating to this Agreement will be treated in accordance with the procedures set forth in this Section, prior to the resort by any Member to arbitration or litigation in connection with such dispute. The dispute will be referred for resolution first to a designated representative of each Member. Such procedure will be invoked by a Member presenting to the other(s) a Notice of Request for Resolution of Dispute (a "Notice") identifying the issues in dispute sought to be addressed hereunder. A telephone or personal conference of those designees will be held within ten (10) business days after delivery of the Notice. In the event that the telephone or personal conference between these individuals does not take place or does not resolve the dispute, either Member may refer the dispute to binding arbitration pursuant to the arbitration provisions set forth below.

         (b) Arbitration. All claims or disputes between the Members arising out of or relating to this Agreement will be decided by arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association currently in effect and in accordance with Title 9 of the United States Code, unless the Members mutually agree otherwise in writing. Notice of the demand for arbitration must be filed in writing with the other Member or Members and must be made within three business days after the meeting of designees set forth above has concluded. All statutes of limitation, which would otherwise be applicable in a judicial action brought by a Member, will apply to any arbitration or reference proceeding hereunder. The arbitration will be decided by a single arbitrators selected by the Members. If the Members cannot agree on a single arbitrator each Member will select an arbitrator and those two arbitrators will select a third arbitrator. Arbitration will be initiated in the locale chosen by the party initiating the proceeding. Said arbitration will occur within thirty
         (30) consecutive days after the Member demanding arbitration delivers the written demand on the other Member(s) unless the Members mutually agree otherwise in writing. The award rendered by the arbitrator(s) will be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. Except by written consent of the Members, no arbitration arising out of or relating to this Agreement may include, by consolidation, joinder or in any other manner, any person or entity not a party to the Agreement under which such arbitration arises. The arbitration agreement herein among the Members will be specifically enforceable under applicable law in any court having jurisdiction thereof. No Member will appeal such award nor seek review, modification, or vacation of such award in any court or regulatory agency. The arbitrators will award to the prevailing Member, if any, as determined by the arbitrators, all of its Costs and Fees. "Costs and Fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, out-of-pocket expenses, such as copying and telephone, court costs, witness fees and attorneys' fees.

         25.17 Not for Benefit of Creditors. The provisions of this Agreement are intended only for the regulation of relations among Members and the Company. This Agreement is not intended

                                                                   Exhibit 10.60

for the benefit of non-Member creditors and does not grant any rights to or confer any benefits on non-Member creditors or any other person who is not a Member, a Manager, or an officer.

                                   CERTIFICATE

         We hereby certify that the foregoing Operating Agreement, consisting of 29 pages, excluding the Table of Contents, constitutes the Operating Agreement of Premiere Credit of North America, Limited Liability Company, an Indiana Limited Liability Company, adopted by the Members of the Company as of January 28, 2004.


                                  Nelnet, Inc.
                                  121 S. 13th Street, Suite 201
                                  Lincoln, NE 68508

                                  By:      /s/ Charles Hosea
                                           -------------------------------------
                                           Charles Hosea, Executive Director


                                  /s/ Todd J. Wolfe
                                  ----------------------------------------------
                                  Todd J. Wolfe
                                  P.O. Box 19309
                                  Indianapolis, IN 46219


                                  /s/ David A. Hoeft
                                  ----------------------------------------------
                                  David A. Hoeft
                                  P.O. Box 19309
                                  Indianapolis, IN 46219


                                  /s/ Tina D. Mercer
                                  ----------------------------------------------
                                  Tina D. Mercer

                                                                   Exhibit 10.60

                                    Exhibit A

                      Premiere Credit of North America, LLC

MEMBER                              MEMBERSHIP INTEREST

David A. Hoeft                      18.85%

Todd J. Wolfe                       25.15%

Tina D. Mercer                       6.0%

Nelnet, Inc.                        50%